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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 30, 2004

                             THE UNIMARK GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                      TEXAS
                 (State or Other Jurisdiction of Incorporation)

          0-26096                                        75-2436543
  (Commission File Number)                    (IRS Employer Identification No.)

                                  UNIMARK HOUSE
                                124 MCMAKIN ROAD
                            BARTONVILLE, TEXAS 76226
               (Address of Principal Executive Offices)(Zip Code)

        Registrant's Telephone Number, Including Area Code (817) 491-2992

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( ) Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 30, 2004, The UniMark Group, Inc. ("UniMark"), UniMark Foods, Inc., Industrias Citricolas de Montemorelos, S.A. de C.V. ("ICMOSA") and Del Monte Corporation (Del Monte") entered into a Purchase Agreement pursuant to which UniMark sold its packaged fruit business segment to Del Monte in a transaction valued at approximately $11.0 million. The transaction included the sale of all outstanding shares of UniMark's Mexican subsidiary, ICMOSA. In connection with the transaction, UniMark anticipates receiving approximately $950,000 in cash. As part of the transaction, approximately $7.0 million of defaulted ICMOSA bank debt was retired. The Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The disclosure required under this item has been provided in response to Item.
1.01 of this Current Report on Form 8-K.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

    Not applicable.

(b) Pro Forma Financial Information.

    The pro forma financial information required by this item is not included in the Current Report on Form 8-K. The required pro forma financial information will be provided in an amendment to this Current Report on Form 8-K as soon as practicable, but no later than November 12, 2004.

(c) Exhibits.

Exhibit
Number                               Description
-------                              -----------
10.1        Purchase Agreement between The UniMark Group, Inc., UniMark Foods,
            Inc., Industrias Citricolas de Montemorelos, S.A. de C.V. and Del
            Monte Corporation dated as of August 30, 2004

99.1        The UniMark Group, Inc. press release, dated August 31, 2004

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                 THE UNIMARK GROUP, INC.
                                                 -----------------------
                                                       (Registrant)

Date: September 1, 2004                          /s/  David E. Ziegler
                                                 -------------------------
                                                 David E. Ziegler
                                                 Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit
Number                                Description
------                                -----------
10.1        Purchase Agreement between The UniMark Group, Inc., UniMark Foods,
            Inc., Industrias Citricolas de Montemorelos, S.A. de C.V. and Del
            Monte Corporation dated as of August 30, 2004

99.1        The UniMark Group, Inc. press release, dated August 31, 2004